Investor Presentation
June 19, 2012
NOTE: All information provided in this presentation has been previously disclosed as public information from presentations, investor conferences and 8K/10Q/10K
© 2012. All rights reserved.

© 2012. All rights reserved.

Safe Harbor Statement
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any
statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and
Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-
looking statements.

$40
$35
$30
$25
$20
$15
$10
$5
$0
$ Millions
$20.3
$19.1
$31.8
$38.1
$28.3
$32.3
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
GTAT
Other
Total

Revenue Distribution
© 2012. All rights reserved.

➢ In FY2006 & FY2007 GTAT
 (AKA: GT Solar) was <50% of
 Ranor/TPCS revenue and the
➢ Company lost money: FY2006
 Net Loss ($428,148)
➢ FY2007 Net Loss ($385,588)
➢ From FY2008 - FY2011 GTAT
 was >50% of Ranor/TPCS’
 revenue and the Company was
 profitable; however the
 Company revenue and
 profitability was very
 dependent on one customer
 in just one market segment
➢ The last shipment to GTAT
 from the Ranor factory
 occurred in August 2011

- New strong management team executing attractive, global strategy of organic and acquisition-based growth

Business Focus
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• One of the few large-scale, manufacturing engineering, precision machining, fabrication and assembly/test companies with facilities in the United States and China
• Providing Product Solutions by applying expertise in “design for manufacture” principles to take large-scale prototype technology and migrate to production units at scalable volumes
• Well-positioned to capitalize on growing medical, defense, alternative energy and nuclear markets
• Strategically position with tier-1 customers to support mutual growth

Profitable Growth Strategy
© 2012. All rights reserved.

• Complete the “turn-around” for the Ranor-Massachusetts division by diversifying the
 Company away from the historical concentration of one-customer (>50% Revenue)
 and improve operational processes/ERP
• Target high-margin product solutions with more predictable cost and long-term purchase agreement structures
• Continue successful deployment of proactive Business Development and Strategic
 Sales processes to expand our product solutions
• Expand business through our global manufacturing advantage
• Significantly increase capacity for WCMC division; Asia consumption
• Establish 2nd Production facility in United States in FY2013 to support growth in the
 Medical, Nuclear and Defense sectors for products

Product Solution Strategy
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• Historically the Company produced piece-part (highly competitive/less value-ad to customers) vs. product solutions (less competitive/more value-ad to customers)
• Product Solution involves supplying the Manufacturing Engineering, Large-parts, small parts (mechanical and electrical) in a complete/tested solution
• Example: solar furnace “piece-part” vs. sapphire furnace “product solution”
Electro/Mechanical
Actuation Cylinder
Assembled and
Tested Assembly
Small Value-ad
Parts (Completed
Assembly)
Support and Install
Frame (Completed
Assembly)
Sapphire Furnace
“Product Solution”
Solar Furnace
“Piece Part”

Strategic Production Solutions for Profitable Growth
© 2012. All rights reserved.

AOS: Nuclear Isotope and Fissile
(pending) Transport Casks
Mevion: S250 Proton Beam
Cancer Treatment
(510k Clearance)
Cabot: Carbon Black
Furnaces
GDEB: Confidential
Virginia Class Product
Assemblies
GTAT: Sapphire Furnaces

FY2013 Customer and Sector Pipeline
© 2012. All rights reserved.

Alternative Energy:
 Sapphire Pipeline: $6 - $12M
 PolySi/Solar Pipeline: $5 - $8M
Nuclear: $7 - $12M
Defense and Aerospace: $10 - $14M

Medical: $8 - $10M
Commercial Industrial: $4 - $6M

Medical, 5.73%
Nuclear, 0.63%
Commercial , 11.04%
Defense & Aerospace, 25.69%
Alternative Energy, 56.91%

Sapphire, 13%
Medical, 21%
Commercial , 7%
PolySi & Solar, 15%
Nuclear, 18%
Defense & Aerospace, 26%

Served Markets: “Achieving Balance” in FY2013

© 2012. All rights reserved.
FY2011: Single Customer
Dependence and Risk
FY2013 Outlook:
Balance with Multiple Customers

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